Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kirin International Holding, Inc. (the “Company”) on Form 10-K for the period ended February 28, 2011 (the “Report”), each of the undersigned officers of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 15, 2011	/s/ Longlin Hu
Longlin Hu
President and Chief Executive Officer (Principal Executive Officer)

Date: June 15, 2011	/s/ Xin Zheng
Xin Zheng
Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement has been provided to Kirin International Holding, Inc. and will be retained by Kirin International Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request